Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Identifiable Intangible Assets
GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS
Goodwill

The following table provides the goodwill balances as of December 31, 2011 and 2010 and the changes in such balances in the year ended December 31, 2010. There were no changes to the goodwill balance in the year ended December 31, 2011. None of the goodwill is being deducted for tax purposes.

Goodwill before impairment charges	$18,322
Accumulated impairment charges through 2009 (a)	(8,070)
Balance as of January 1, 2010	10,252
Additional impairment charge in 2010	(4,100)
Balance as of December 31, 2011 and 2010 (b)	$6,152
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(a)	Includes $70 million in 2009 and $8.0 billion in 2008.

(b)	Net of accumulated impairment charges totaling $12.170 billion.

Goodwill Impairments

Goodwill and intangible assets with indefinite useful lives are required to be tested for impairment at least annually (we have selected a December 1 test date) or whenever events or changes in circumstances indicate an impairment may exist.

Because our analyses indicate that our carrying value likely exceeds our estimated fair value (enterprise value), we perform the following steps in testing goodwill for impairment: first, we estimate the debt-free enterprise value of the business as of the testing date (December 1 for annual testing) taking into account future estimated cash flows and current securities values of comparable companies; second, we estimate the fair values of the individual operating assets and liabilities of the business at that date; third, we calculate "implied" goodwill as the excess of the estimated enterprise value over the estimated value of the net operating assets; and finally, we compare the implied goodwill amount to the carrying value of goodwill and, if the carrying amount exceeds the implied value, we record an impairment charge for the amount the carrying value of goodwill exceeds implied goodwill.

Changes in circumstances that we monitor closely include trends in natural gas prices. Wholesale electricity prices in the ERCOT market, in which we largely operate, have generally moved with natural gas prices as marginal electricity demand is generally supplied by natural gas-fueled generation facilities. Accordingly, declining natural gas prices, which we have experienced since mid-2008, negatively impact our profitability and cash flows and reduce the value of our generation assets, which consist largely of lignite/coal and nuclear-fueled facilities. While we have mitigated these effects with hedging activities, we are significantly exposed to this price risk. This market condition increases the risk of a goodwill impairment.

In preparation for the December 1, 2011 goodwill impairment test, we considered the decline in natural gas prices in the fourth quarter of 2011, including the fact that the decline continued through the end of 2011. Accordingly, we performed the impairment testing as of December 31, 2011 and completed the testing steps as described above. Key inputs into our goodwill impairment testing as of December 31, 2011 were as follows.

•	Our carrying value exceeded our estimated enterprise value by approximately 20%.

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Enterprise value was estimated using a two-thirds weighting of values based on internally developed cash flow projections and a one-third weighting of value using implied cash flow multiples based on current securities values of comparable companies.

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The discount rate applied to internally developed cash flow projections was 9.5%. The discount rate represents the weighted average cost of capital consistent with the risk inherent in future cash flows, taking into account overall economic trends, industry specific variables and comparable company volatility.

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Internally developed cash flow projections were based on a 60% weighting of estimated cash flows under the CSAPR environmental requirements issued in July 2011 and a 40% weighting of cash flows under the EPA's proposed revisions to the CSAPR issued in October 2011 (see Note 3).

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The cash flow projections assume rising wholesale power prices reflecting higher forward natural gas prices as well as increasing market heat rates due to the anticipated decline in reserve margins in the ERCOT market. Reserve margin is the difference between system generation capability and anticipated peak load.

•	Enterprise value based on internally developed cash flow projections reflected annual estimates through 2017, with a terminal year value calculated using the "Gordon Growth Formula."

Changes in the above and other assumptions could materially affect the calculated amount of implied goodwill.

The results of this testing indicated that implied goodwill exceeded recorded goodwill by a small amount. While our estimated enterprise value declined from previous estimates, the estimated fair values of our generation assets also declined, thus mitigating the effect of lower natural gas prices on implied goodwill.

The issuance of the CSAPR by the EPA resulted in an evaluation of its effects and the development of a plan of action to meet the rule's requirements. These actions were expected to have material financial effects, including significant environmental capital expenditures, lower wholesale revenues and higher operating costs. The EPA's issuance of the CSAPR in the third quarter 2011 triggered an impairment test of the carrying value of our goodwill. We completed the goodwill impairment testing steps as described above and determined that the implied goodwill amount exceeded recorded goodwill. Accordingly, no goodwill impairment was recorded. See discussion of the CSAPR, including recent developments and effects on the financial statements, in Note 3.

In the third quarter 2010, we recorded a $4.1 billion noncash goodwill impairment charge. The impairment charge reflected the estimated effect of lower wholesale power prices on our enterprise value, driven by the sustained decline in forward natural gas prices as indicated by our cash flow projections, and declines in market values of securities of comparable companies. The impairment test was based upon values as of the July 31, 2010 test date.

In the first quarter 2009, we completed the fair value calculations supporting an initial $8.0 billion goodwill impairment charge that was recorded in the fourth quarter 2008. A $70 million increase in the charge was recorded in the first quarter 2009. The impairment charge primarily reflected the dislocation in the capital markets during the fourth quarter 2008 that increased interest rate spreads and the resulting discount rates used in estimating fair values and the effect of declines in market values of debt and equity securities of comparable companies. The calculation involved the same steps as those discussed above for the 2010 impairment. The total $8.070 billion charge was the first goodwill impairment recorded subsequent to the Merger date.

The impairment determinations involved significant assumptions and judgments. The calculations supporting the estimates of the enterprise value of our businesses and the fair values of their operating assets and liabilities utilized models that take into consideration multiple inputs, including commodity prices, discount rates, debt yields, the effects of environmental rules, securities prices of comparable companies and other inputs, assumptions regarding each of which could have a significant effect on valuations. The fair value measurements resulting from these models are classified as non-recurring Level 3 measurements consistent with accounting standards related to the determination of fair value (see Note 12). Because of the volatility of these factors, we cannot predict the likelihood of any future impairment.

Identifiable Intangible Assets

Identifiable intangible assets reported in the balance sheet are comprised of the following:

	As of December 31, 2011			As of December 31, 2010
Identifiable Intangible Asset:	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Retail customer relationship	$463	$344	$119	$463	$293	$170
Favorable purchase and sales contracts	548	288	260	548	257	291
Capitalized in-service software	241	79	162	202	50	152
Environmental allowances and credits (a)	582	375	207	986	304	682
Mining development costs (a)	140	55	85	47	17	30
Total intangible assets subject to amortization	$1,974	$1,141	833	$2,246	$921	1,325
Trade name (not subject to amortization)			955			955
Mineral interests (not currently subject to amortization) (b)			38			91
Total intangible assets			$1,826			$2,371
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(a)	Amounts impaired have been removed from the table as of the impairment date (see Note 3).

(b)	In 2011, we sold certain mineral interests for $43 million in cash net of closing-related costs. No gain or loss was recorded on the transaction.

Amortization expense related to intangible assets (including income statement line item) consisted of:

Intangible Asset (Income Statement Line):	Useful lives as of December 31, 2011 (weighted average in years)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Retail customer relationship (Depreciation and amortization)	6	$51	$78	$85
Favorable purchase and sales contracts (Operating revenues/fuel, purchased power costs and delivery fees)	11	31	35	125
Capitalized in-service software (Depreciation and amortization)	6	29	23	16
Environmental allowances and credits (Fuel, purchased power costs and delivery fees)	26	71	92	91
Mining development costs (Depreciation and amortization)	4	38	11	4
Total amortization expense		$220	$239	$321

Separately identifiable and previously unrecognized intangible assets acquired and recorded as part of purchase accounting for the Merger are described as follows:

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Retail Customer Relationship – Retail customer relationship intangible asset represents the estimated fair value of the non-contracted customer base and is being amortized using an accelerated method based on customer attrition rates and reflecting the expected pattern in which economic benefits are realized over their estimated useful life.

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Favorable Purchase and Sales Contracts – Favorable purchase and sales contracts intangible asset primarily represents the above market value, based on observable prices or estimates, of commodity contracts for which: (i) we have made the "normal" purchase or sale election allowed by accounting standards related to derivative instruments and hedging transactions or (ii) the contracts did not meet the definition of a derivative. The amortization periods of these intangible assets are based on the terms of the contracts. Unfavorable purchase and sales contracts are recorded as other noncurrent liabilities and deferred credits (see Note 19).

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Trade name – The trade name intangible asset represents the estimated fair value of the TXU Energy trade name, and was determined to be an indefinite-lived asset not subject to amortization. This intangible asset is evaluated for impairment at least annually in accordance with accounting guidance related to goodwill and other intangible assets.

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Environmental Allowances and Credits – This intangible asset represents the fair value, based on observable prices or estimates, of environmental credits, substantially all of which were expected to be used in our power generation activities. These credits are amortized utilizing a units-of-production method.

See discussion in Note 3 regarding impairment of emission allowances and accelerated depreciation and amortization expenses related to mine assets, including mining development costs intangible assets, recorded in 2011.

Estimated Amortization of Intangible Assets — The estimated aggregate amortization expense of intangible assets for each of the next five fiscal years is as follows:

Year:	Amortization Expense
2012	$132
2013	$115
2014	$99
2015	$90
2016	$74